                                                                    EXHIBIT 99.1

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                AUGUST 20, 2003

                                                                               YEAR
                                                                               BUILT/          WATER
RIG                                     RIG DESIGN                            REBUILT          DEPTH                LOCATION
---                                     ----------                            -------          -----                --------
U.S. GULF OF MEXICO (14)
------------------------

JACKUPS (3)
-----------
# Noble Eddie Paul                      MLT Class 84-E.R.C. (T)              1976/1995        390'-IC        South Timbalier 295

# Noble Tom Jobe                        MLT Class 82-SD-C (T) (Z)               1982          250'-IC        High Island 53

# Noble Carl Norberg                    MLT Class 82-C (T)                   1976/1996        250'-IC        South Timbalier 21


SEMISUBMERSIBLES (8)
--------------------
Noble Paul Romano                       Noble EVA 4000TM (T)                 1981/1998         6,000'        Green Canyon 518

Noble Jim Thompson                      Noble EVA 4000TM (T)                 1984/1999         6,000'        Mississippi Canyon 809

# Noble Amos Runner                     Noble EVA 4000TM (T)                 1982/1999         6,600'        Green Canyon 680

# Noble Max Smith                       Noble EVA 4000TM (T)                 1980/1999         6,000'        Ewing Bank 658

# Noble Homer Ferrington                F&G 9500 Enhanced Pacesetter (T)     1985/2000         6,000'        East Breaks 759

# Noble Clyde Boudreaux                 F&G 9500 Enhanced Pacesetter         1987/1999        10,000'        MS - Signal shipyard

Noble Lorris Bouzigard                  IPF Pentagone (T)                    1975/2003       4,000' **       Garden Banks 112

# Noble Therald Martin                  IPF Pentagone (T)                    1977/2003       4,000' **       MS - Signal shipyard


SUBMERSIBLES (3)
----------------
# Noble Joe Alford                      Pace 85                              1982/1997         85'-C         Eugene Island 53

# Noble Lester Pettus                   Pace 85                              1982/1997         85'-C         East Cameron 63

Noble Fri Rodli                         Transworld                           1979/1998         70'-C         West Cameron 29

                                                      ANTICIPATED
                                                       CONTRACT    DAYRATE
RIG                                      OPERATOR     EXPIRATION   ($000)      COMMENTS
---                                      --------     -----------  -------     --------
U.S. GULF OF MEXICO (14)
------------------------

JACKUPS (3)
-----------
# Noble Eddie Paul                        Apache        9/2003        *

# Noble Tom Jobe                        Forest Oil      8/2003      26-28      Rate effective 7/24/2003 through +/- 8/31/2003.

# Noble Carl Norberg                    J.M. Huber      8/2003      23-25      Rate effective 6/28/2003 through +/- 8/31/2003.


SEMISUBMERSIBLES (8)
--------------------
Noble Paul Romano                        Anadarko      10/2003      84-86      Rate effective 6/28/2003 for 120 days. Anadarko to
                                                                               receive a 1/2 day credit per contract day against its
                                                                               obligation on the Noble Max Smith.

Noble Jim Thompson                        Shell         7/2004     154-156

# Noble Amos Runner                     Kerr-McGee      8/2004     146-148

# Noble Max Smith                        Anadarko       1/2005     154-155     Current well commenced 8/02/2003. Rate effective
                                                                               through 9/11/2003, then +/- 40 days @ $84-86.

# Noble Homer Ferrington                 Pioneer        3/2005     104-106     Rig received stack rate of $44-46 from 6/24/2003
                                                                               through 7/23/2003. Commenced a +/- 45-day program for
                                                                               Pioneer/Mariner on 7/24/2003 @ $104-106. This well
                                                                               will complete Mariner's obligation under its contract
                                                                               for the Noble Homer Ferrington. Upon completion of
                                                                               the Pioneer/Mariner well, the rig will commence a +/-
                                                                               120-day contract for Nexen @ $84-86.

# Noble Clyde Boudreaux                  Shipyard                              Previously disclosed lay-up plan for suspension of
                                                                               project currently being implemented. The hull is
                                                                               ready to install drilling equipment upon improvement
                                                                               in market conditions and commitment from an operator.
                                                                               BP will not utilize the unit on the Atlantis
                                                                               development project.

Noble Lorris Bouzigard                   Stacked

# Noble Therald Martin                   Shipyard                              Rig scheduled to be available for service in October
                                                                               2003 with aluminum alloy riser. Engineering design
                                                                               and testing on the bolts used to connect alluminum
                                                                               alloy drilling riser joints ongoing. Anticipate
                                                                               delivery of bolts +/- 10/2003.


SUBMERSIBLES (3)
----------------
# Noble Joe Alford                      Forest Oil     10/2003      19-20      One well extension @ $20-21 for +/- 70 days on +/-
                                                                               8/18/2003.

# Noble Lester Pettus                    Hunt Oil      10/2003      20-21      One well extension @ $21-22.

Noble Fri Rodli                          Stacked                               The rig is being actively marketed.

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                AUGUST 20, 2003

                                                                               YEAR
                                                                               BUILT/          WATER
RIG                                     RIG DESIGN                            REBUILT          DEPTH                LOCATION
---                                     ----------                            -------          -----                --------
INTERNATIONAL (42)
------------------

MEXICO JACKUPS (8)
------------------
Noble Lewis Dugger                      Levingston Class 111-C (T)           1977/1997        300'-IC        Bay of Campeche

Noble Gene Rosser                       Levingston Class 111-C (T)           1977/1996        300'-IC        Bay of Campeche

Noble Sam Noble                         Levingston Class 111-C (T)              1982          300'-IC        Bay of Campeche

Noble John Sandifer                     Levingston Class 111-C (T)           1975/1995        300'-IC        Bay of Campeche

Noble Johnnie Hoffman                   BakMar BMC 300 IC (T) (Z)            1976/1993        300'-IC        Bay of Campeche

Noble Leonard Jones                     MLT Class 53-E.R.C. (T)              1972/1998        390'-IC        Bay of Campeche

Noble Earl Frederickson                 MLT Class 82-SD-C (T) (Z)            1979/1999        250'-IC        Bay of Campeche

# Noble Bill Jennings                   MLT Class 84-E.R.C. (T)              1975/1997        390'-IC        Bay of Campeche


BRAZIL JACKUP (1)
-----------------
Noble Dick Favor                        BakMar BMC 150 IC (T)                1982/1993        150'-IC        Brazil


BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff                        Noble EVA 4000TM (T)                 1981/1998       8,900'-DP       Brazil


BRAZIL DRILLSHIPS (3)
---------------------
# Noble Leo Segerius                    Gusto Engineering Pelican (T)        1981/1996       5,000'-DP       Brazil

# Noble Muravlenko                      Gusto Engineering Ice Class (T)      1982/1997       4,000'-DP       Brazil

Noble Roger Eason                       Neddrill (T)                         1977/1997       6,000'-DP       Brazil


NORTH SEA JACKUPS (8)
---------------------
# Noble Al White                        CFEM T-2005 C (T)                    1982/1997        360'-IC        Netherlands

# Noble Byron Welliver                  CFEM T-2005 C (T)                       1982          300'-IC        Denmark

# Noble Kolskaya                        Gusto Engineering (T)                1985/1997        330'-IC        Netherlands

# Noble George Sauvageau                NAM (T)                                 1981          250'-IC        Netherlands

# Noble Ronald Hoope                    MSC/CJ46 (T)                            1982          250'-IC        United Kingdom

Noble Piet van Ede                      MSC/CJ46 (T)                            1982          250'-IC        Netherlands

Noble Lynda Bossler                     MSC/CJ46 (T) (Z)                        1982          250'-IC        Netherlands

# Noble Julie Robertson                 Baker Marine Europe Class (T)        1981/2000       390'-IC***      United Kingdom


NORTH SEA
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld               Offshore SCP III Mark 2 (T)          1979/2000         1,500'        United Kingdom

                                                      ANTICIPATED
                                                       CONTRACT    DAYRATE
RIG                                      OPERATOR     EXPIRATION   ($000)      COMMENTS
---                                      --------     -----------  -------     --------
INTERNATIONAL (42)
------------------

MEXICO JACKUPS (8)
------------------
Noble Lewis Dugger                         Pemex         7/2004       56-58

Noble Gene Rosser                          Pemex         4/2005       48-50

Noble Sam Noble                            Pemex        10/2005       49-51

Noble John Sandifer                        Pemex         7/2005       49-51

Noble Johnnie Hoffman                      Pemex         7/2005       49-51

Noble Leonard Jones                        Pemex         5/2005       48-50

Noble Earl Frederickson                    Pemex         8/2006       39-40

# Noble Bill Jennings                      Pemex         8/2005       50-52    Contract commenced 8/01/2003. Rig was idle from
                                                                               7/09/2003 through 7/31/2003.


BRAZIL JACKUP (1)
-----------------
Noble Dick Favor                          Stacked


BRAZIL SEMISUBMERSIBLE (1)
--------------------------
Noble Paul Wolff                         Petrobras       5/2005      138-140


BRAZIL DRILLSHIPS (3)
---------------------
# Noble Leo Segerius                     Petrobras       5/2005      109-111   Rig currently utilizing steel riser. Engineering
                                                                               design and testing on the bolts used to connect
                                                                               alluminum alloy drilling riser joints ongoing.
                                                                               Anticipate delivery of the bolts +/- 10/2003.

# Noble Muravlenko                       Petrobras       3/2004       58-60

Noble Roger Eason                        Petrobras      12/2003       74-76


NORTH SEA JACKUPS (8)
---------------------
# Noble Al White                        Wintershall      1/2004       57-59    Current rate through +/- 9/2003, then a +/- 100-day
                                                                               well @ $59-61.

# Noble Byron Welliver                     Maersk        8/2004       62-63    One year contract extension from 8/30/2003 @ $54-56.

# Noble Kolskaya                        Wintershall     12/2003       59-60    Next well on +/- 10/01/2003 for +/- 90 days @ $60-61.

# Noble George Sauvageau                    NAM          4/2004       66-67    Rig on contract in accommodation mode from 7/03/2003
                                                                               through 8/08/2003 @ $60-61, then rate increased to
                                                                               $66-67 until 11/10/2003. Thereafter, rate based on
                                                                               market index through 4/2004.

# Noble Ronald Hoope                      Venture       10/2003       68-70    Current rate through +/- 8/21/2003, then one well @
                                                                               $54-56.

Noble Piet van Ede                      Gaz de Franz    10/2003       65-67

Noble Lynda Bossler                          BP         10/2003       67-69    Option well at same rate.

# Noble Julie Robertson                   Stacked                              Rig released 8/15/2003. LOI from ATP Oil & Gas for
                                                                               one well, +/- 30 days @ $51-53 to commence +/-
                                                                               9/01/2003.


NORTH SEA
SEMISUBMERSIBLE (1)
-------------------
# Noble Ton van Langeveld                Kerr-McGee     10/2003       47-49    Current rate effective 7/22/2003.

                               NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                AUGUST 20, 2003

                                                                               YEAR
                                                                               BUILT/          WATER
RIG                                     RIG DESIGN                            REBUILT          DEPTH                LOCATION
---                                     ----------                            -------          -----                --------
WEST AFRICA JACKUPS (6)
-----------------------
# Noble Tommy Craighead                 F&G L-780 MOD II-IC (T)              1982/1990        300'-IC        Nigeria

# Noble Percy Johns                     F&G L-780 MOD II-IC (T)              1981/1995        300'-IC        Nigeria

Noble Roy Butler                        F&G L-780 MOD II-IC (T)              1982/1996      300'-IC****      Nigeria

Noble Ed Noble                          MLT Class 82-SD-C (T)                1984/1990        250'-IC        Nigeria

# Noble Lloyd Noble                     MLT Class 82-SD-C (T)                1983/1990        250'-IC        Nigeria

# Noble Don Walker                      BakMar BMC 150 IC (T)                1982/1992        150'-IC        Nigeria


ARABIAN GULF JACKUPS (10)
-------------------------
Noble Kenneth Delaney                   F&G L-780 MOD II-IC (T)              1983/1998        300'-IC        UAE (Abu Dhabi)

Noble George McLeod                     F&G L-780 MOD II-IC (T)              1981/1995        300'-IC        UAE (Abu Dhabi)

# Noble Jimmy Puckett                   F&G L-780 MOD II-IC (T)              1982/2002        300'-IC        Qatar

Noble Crosco Panon                      Levingston Class 111-C (T)           1976/2001        300'-IC        Qatar

# Noble Gus Androes                     Levingston Class 111-C (T)           1982/1996        300'-IC        Qatar

# Noble Chuck Syring                    MLT Class 82-C (T)                   1976/1996        250'-IC        Qatar

# Noble Charles Copeland                MLT Class 82-SD-C (T)                1979/2001        250'-IC        Qatar

# Noble Roy Rhodes                      MLT 116-C (T)                           1979        300'-IC****      UAE (Dubai)

Noble Dhabi II                          Baker Marine-150 (T)                    1982          150'-IC        UAE (Abu Dhabi)

#  Noble Gene House (ex Trident 19)     Modec 300-C (T)                         1981          300'-IC        UAE (Sharjah)


INDIA JACKUP (1)
----------------
Noble Ed Holt                           Levingston Class 111-C (T)           1981/1994        300'-IC        India


FAR EAST
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard                        F&G 9500 Enhanced Pacesetter            1986          10,000'        Dalian, China

Bingo 9000 - Rig 3                      Trosvik Bingo 9000                      1999       10,000' *****     Dalian, China

Bingo 9000 - Rig 4                      Trosvik Bingo 9000                      1999       10,000' *****     Dalian, China

                                                      ANTICIPATED
                                                       CONTRACT    DAYRATE
RIG                                      OPERATOR     EXPIRATION   ($000)      COMMENTS
---                                      --------     -----------  -------     --------
WEST AFRICA JACKUPS (6)
-----------------------
# Noble Tommy Craighead                   Stacked                              Rig released on 8/10/2003. Rig will be in shipyard
                                                                               for +/- 60 days for hull and leg repair. Bid to Addax
                                                                               for a two-year program to commence late November
                                                                               2003.

# Noble Percy Johns                       Stacked

Noble Roy Butler                       ChevronTexaco     4/2004      51-52

Noble Ed Noble                            Stacked

# Noble Lloyd Noble                    ChevronTexaco    11/2003      44-46     Contract extended for another 90 days.

# Noble Don Walker                       Moni Pulo       9/2003      41-43     Commenced two-well contract (+/- 70 days) on
                                                                               7/21/2003.


ARABIAN GULF JACKUPS (10)
-------------------------
Noble Kenneth Delaney                       NDC          5/2004      53-54

Noble George McLeod                         NDC          6/2004      53-54

# Noble Jimmy Puckett                     Ras Gas       11/2004      51-53     Contract commenced 8/01/2003.

Noble Crosco Panon                         Total        10/2004      44-46

# Noble Gus Androes                        Maersk       12/2003      47-49     Received LOI from Total for an eight month contract
                                                                               to commence 1/2004 @ $53-55.

# Noble Chuck Syring                         QP          8/2005      51-52     Rig idle from 7/21/2003 through 8/17/2003. Contract
                                                                               commenced 8/18/2003.

# Noble Charles Copeland                  Stacked                              Rig on rate of $52-53 to Anadarko from 7/15/2003
                                                                               through 8/9/2003.

# Noble Roy Rhodes                          DPC          1/2004      44-45     Current rate effective 7/12/2003 for 90 days.
                                                                               Variable rate tied to North Sea Standard Jackup
                                                                               rates.

Noble Dhabi II                              ADOC         7/2004      31-32

#  Noble Gene House (ex Trident 19)       Stacked                              Purchased on 7/12/2003. Rig undergoing refurbishment.
                                                                               Bid to Ras Gas for a +/- 12/2003 start.


INDIA JACKUP (1)
----------------
Noble Ed Holt                               ONGC         4/2006      48-49


FAR EAST
SEMISUBMERSIBLES (3)
--------------------
Noble Dave Beard                          Shipyard

Bingo 9000 - Rig 3                        Shipyard                             Baredeck hull.

Bingo 9000 - Rig 4                        Shipyard                             Baredeck hull.


(#)      Denotes change from previous report.

(T)      Denotes Top Drive.

(Z)      Denotes Zero Discharge.

(*)      Terms of contract confidential per agreement with operator.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Timing of aluminum riser deployment is currently scheduled for 3Q 2003.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****)  Baredeck hull constructed as capable to operate in 10,000' of water.


                                     Page 3